SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                March 4, 2004
                                -------------
                                Date of Report
                      (Date of Earliest Event Reported)

                      CHIROPRACTIC 21 INTERNATIONAL, INC.
                      -----------------------------------
            (Exact Name of Registrant as Specified in its Charter)

      Nevada                       0-30499                     84-0911532
      ------                       -------                     ----------
(State or other       (Commission File No.)          (IRS Employer I.D. No.)
  Jurisdiction)

                       4685 South Highland Drive, #202
                         Salt Lake City, Utah 84117
                         --------------------------
                   (Address of Principal Executive Offices)

                                (801) 278-9424
                                --------------
             Registrant's Telephone Number

                                     N/A
                                     ---
         (Former Name or Former Address if changed Since Last Report)

  Item 7.  Financial Statements and Exhibits.

       (c) Exhibits.

       Exhibit No.                   Exhibit Description
       -----------                   -------------------
          99.1                       Press Release

       * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

  Item 9.  Regulation FD Disclosure

       See Exhibit 99.1, Press Release dated March 4, 2004, a copy of which is attached hereto and incorporated herein by reference.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHIROPRACTIC 21 INTERNATIONAL, INC.



  Date: March 4, 2004                     /s/ Victoria Jenson
        -------------                     ----------------------
                                          Victoria Jenson
                                          Director